Principal Exchange-Traded Funds
Supplement dated November 19, 2021
to the Statement of Additional Information dated November 1, 2021
(as previously supplemented)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

PORTFOLIO MANAGER DISCLOSURE
In the Sub-Advisor: Spectrum Asset Management, Inc. table, add the following alphabetically to the list of portfolio managers:

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Kevin Nugent: Principal Spectrum Preferred Securities Active ETF and Principal Spectrum Tax-Advantaged Dividend Active ETF
Registered investment companies	7	$13.4 billion	0	$0
Other pooled investment vehicles	8	$5.9 billion	1	$10.9 million
Other accounts	57	$8.8 billion	0	$0
In the Ownership of Securities table, add the following alphabetically to the list of portfolio managers:
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Kevin Nugent	Principal Spectrum Preferred Securities Active ETF	None
Kevin Nugent	Principal Spectrum Tax-Advantaged Dividend Active ETF	None